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                                  EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Biogen Idec Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2004                /s/ James C. Mullen
                                     -----------------------------------
                                     James C. Mullen
                                     Chief Executive Officer
                                      and President
                                     [principal executive officer]

Dated: August 9, 2004                /s/ Peter N. Kellogg
                                     ------------------------------------
                                     Peter N. Kellogg
                                     Executive Vice President - Finance
                                      and Chief Financial Officer
                                     [principal financial officer]

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.